Exhibit 4.2
TALEN ENERGY CORPORATION
STOCKHOLDERS AGREEMENT
This Stockholders Agreement (this “Agreement”) is made and entered into as of May 17, 2023, by and among Talen Energy Corporation, a Delaware corporation (the “Company”), and all of the stockholders of the Company who were issued shares of Common Stock pursuant to the Plan (including via the Rights Offering (as defined in the Plan) and/or the Backstop Order (as defined in the Plan)) (each such party as identified on Schedule I hereto, together with any Person who hereafter becomes a party to or bound by this Agreement, a “Holder” and, collectively, the “Holders”). The Company and the Holders are referred to collectively herein as the “Parties.”
In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:
1.    Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any investment fund the primary investment advisor to which is such Person or an Affiliate thereof); provided, that for purposes of this Agreement, no Holder shall be deemed an Affiliate of the Company or any of its Subsidiaries.
“Agreement” has the meaning set forth in the preamble.
“Board” means the board of directors of the Company.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in Houston, Texas.
“Bylaws” means the Bylaws of the Company, dated as of May 17, 2023, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms.
“Chosen Courts” has the meaning set forth in Section 5(e).
“Close of Business” means 5:00 p.m. Central Time.
“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.
“Common Stock” means the shares of common stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the preamble.
“Confidential Information” has the meaning set forth in Section 2(d)(i).
“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.
“Designated Committee Member” has the meaning set forth in Section 3(a)(i).
“Designating Stockholder” has the meaning set forth in Section 3(a)(i).
“Drag-along Notice” has the meaning set forth in Section 4(a)(ii).
“Drag-along Sale” has the meaning set forth in Section 4(a)(i).
“Drag-along Stockholder” has the meaning set forth in Section 4(a)(i).
“Dragging Stockholder” has the meaning set forth in Section 4(a)(i).
“Equity Interest” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, however designated, and whether voting or nonvoting, or certificated or noncertificated, including capital stock, membership interests and partnership interests (whether general or limited) and any other interest or participation that confers on any other Person the right to receive a share of the profits and losses of, or distributions of property of, such Person.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.
“Holder” has the meaning set forth in the preamble.
“IPO” shall mean the initial Public Offering of the Company (or the Company’s successor initial public offering-vehicle or entity).
“IPO Securities” shall mean the securities offered in the IPO.
“Parties” has the meaning set forth in the preamble.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable law, or any governmental authority or any department, agency or political subdivision thereof.
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“Plan” means the Joint Chapter 11 Plan of Reorganization of the Company and certain of its debtor Affiliates under chapter 11 of Title 11 of the United States Code.
“Proposed Transferee” has the meaning set forth in Section 4(b)(i).
“Public Offering” shall mean the sale, in an underwritten public offering registered pursuant to an effective registration statement under the Securities Act of (i) the Common Stock or (ii) the Equity Interests of the Company’s successor initial public offering-vehicle or entity, including in each case, any direct listing, and pursuant to which such securities are then traded on the New York Stock Exchange or Nasdaq Stock Market.
“Related Party” has the meaning set forth in Section 5(k).
“Representatives” of a Holder means its partners, shareholders, members, directors, officers, employees, agents, counsel, accountants, consultants, investment advisers or other professionals or representatives, or its Affiliates or wholly owned Subsidiaries or its Designated Committee Member.
“Sale Notice” has the meaning set forth in Section 4(b)(ii).
“SEC” means the U.S. Securities and Exchange Commission or any successor agency.
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Stockholder” has the meaning set forth in Section 4(b)(i).
“Significant Holder” has the meaning set forth in Section 2(c).
“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.
“Tag-along Notice” has the meaning set forth in Section 4(b)(iii).
“Tag-along Period” has the meaning set forth in Section 4(b)(iii).
“Tag-along Sale” has the meaning set forth in Section 4(b)(i).
“Tag-along Seller” has the meaning set forth in Section 4(b)(iii).
“Tag-along Stockholder” has the meaning set forth in Section 4(b)(i).
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“Warrants” means the warrants representing the right to acquire up to 5% of the shares of Common Stock issued pursuant to the Plan.
Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.
2.    Information Rights.
(a)    Financial Statements. The Company will electronically furnish to each Holder, via the Company’s primary website or a third-party data room, the following: (i) within 50 days following the conclusion of each of the Company’s first three fiscal quarters of each fiscal year, quarterly unaudited consolidated financial statements of the Company and its Subsidiaries (or 75 days in the case of the first fiscal quarter of 2023 and 60 days in the case of the second and third fiscal quarters of 2023); and (ii) within 100 days after the end of each fiscal year thereafter, annual audited consolidated financial statements of the Company and its Subsidiaries (or, in the case of the 2023 fiscal year, 120 days). The Company may condition receipt of the foregoing financial statements on a certification from the recipient thereof that it is not directly engaged in any business that is competitive with the Company or its Affiliates; provided, however, for the avoidance of doubt, the foregoing condition shall not apply to Holders who solely have a passive investment in a business that is competitive with the Company or its Affiliates.
(b)    Conference Calls. Reasonably promptly following the release of each of the quarterly unaudited financial statements and annual audited financial statements, the Company will make a telephonic presentation to the Holders discussing the Company’s financial condition and results of operation. The Company may condition receipt of the foregoing financial statements on a certification from the recipient thereof that it is not directly engaged in any business that is competitive with the Company or its Affiliates; provided, however, for the
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avoidance of doubt, the foregoing condition shall not apply to Holders who solely have a passive investment in a business that is competitive with the Company or its Affiliates.
(c)    Additional Rights for Significant Holders. As soon as available (in any event, within 120 days after the end of each fiscal year of the Company (or 210 days, in the case of the 2023 fiscal year)) and upon the request of any Holder of 5.0% or more of the outstanding Common Stock (a “Significant Holder”), the Company will provide to such Holder a budget and business plan for the next fiscal year, approved by the Board, which shall include consolidated statements of income (including an EBITDA target), stockholders’ equity and cash flows of the Company and its Subsidiaries for the next fiscal year. In addition, with reasonable promptness upon the reasonable request therefor, the Company shall provide to any Significant Holder such other information or documents regarding the operations, business affairs and the financial condition of the Company or any of its Subsidiaries as any such Significant Holder may reasonably request in writing from time to time in good faith. The Company may condition receipt of the foregoing information and documents on a certification from the recipient thereof that it is not directly engaged in any business that is competitive with the Company or its Affiliates;provided, however, for the avoidance of doubt, the foregoing condition shall not apply to Holders who solely have a passive investment in a business that is competitive with the Company or its Affiliates.
(d)    Confidentiality.
(i)    Each Holder acknowledges that any notices or information furnished pursuant to this Agreement (the “Confidential Information”) is confidential and competitively sensitive. Each Holder shall not disclose any Confidential Information to any Person, except that Confidential Information may be disclosed:
(A)    to the Holder’s Representatives that, in the Holder’s reasonable judgment, need to know such information in the normal course of the performance of their duties for such Holder (it being understood that (1) such Representatives (x) shall be informed by the Holder of the confidential nature of such information and (y) must agree to treat such information in accordance with this Section 2(d), and (2) such Holder shall be liable for any breach of this Section 2(d) by its Representatives);
(B)    to the extent requested or required by applicable law, rule or regulation; provided, that the Holder shall give the Company prompt written notice of such request(s), to the extent practicable, and to the extent permitted by law, so that the Company may, at its sole expense, seek an appropriate protective order or similar relief and provided, further, that the Holder shall not be required to give notice pursuant to any routine regulatory examination that does not specifically target the Company;
(C)    to any Person to whom the Holder is contemplating a transfer of its shares of Common Stock permitted in accordance with the terms hereof; provided, that such Person is not prohibited from receiving such information pursuant to this Section 2(d) and, prior to such disclosure, such potential transferee is advised by such Holder of
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the confidential nature of such information and agrees in writing to maintain its confidentiality (with the Company to be a third-party beneficiary of such agreement);
(D)    to any regulatory authority to which the Holder or any of its Affiliates is subject or with which it has regular dealings, in each case, in the ordinary course of business consistent with past practice, as long as such authority is advised of the confidential nature of such information;
(E)    to any bona fide prospective purchaser of substantially all the equity or assets of the Holder or the Holder’s Affiliates, or prospective merger partner of the Holder or the Holder’s Affiliates;provided, that (x) prior to such disclosure the Persons to whom such information is disclosed are advised of the confidential nature of such information and agree to maintain its confidentiality and (y) such Holder shall be liable for any breach by any such Persons; or
(F)    if the prior written consent of the Company shall have been obtained.
(ii)    Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the Company or the Holder. The restrictions on disclosure of Confidential Information contained in this Section 2(d) shall terminate upon the earlier of 18 months following the date on which the Holder ceases to own any shares of Common Stock or the information ceases to be Confidential Information pursuant to Section 2(d)(iii).
(iii)    Confidential Information does not include and shall cease to include information that: (A) is or becomes available to the public (including as a result of any information filed or submitted by the Company with the Commission) other than as a result of a disclosure by the Holder or its Representatives in violation of any confidentiality provision of this Agreement, (B) is or was available to the Holder or its Representatives on a non-confidential basis prior to its disclosure to the Holder or its Representatives by the Company, or (C) was or becomes available to the Holder or its Representatives on a non-confidential basis from a source other than the Company, which source is or was (at the time of receipt of the relevant information) not, to the Holder’s or its Representatives’ knowledge, bound by a confidentiality agreement with the Company or another Person.
(e)    Restricted Shares. So long as (i) shares of Common Stock issued pursuant to the Plan bearing a “restricted” CUSIP (the “Restricted Shares”) are outstanding, (ii) the Company is not subject to Section 13 or 15(d) of the Exchange Act nor exempt therefrom pursuant to Rule 12g3-2(b), and (iii) the Restricted Shares are not freely transferrable under the Securities Act, the Company shall furnish to holders of Restricted Shares and any prospective purchaser designated by such holder, upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
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3.    IPO Rights.
(a)    Offering Committee.
(i)    The Holders hereby establish an offering committee (the “Offering Committee”) consisting of one representative (a “Designated Committee Member”) of each of Citadel Advisors LLC and its Affiliates and Rubric Capital Management LP and its Affiliates (each, a “Designating Stockholder” and collectively, the “Designating Stockholders”). So long as the Designating Stockholders beneficially own in the aggregate at least 20.0% of the outstanding Common Stock, the Offering Committee shall have the authority to exercise the rights set forth in this Section 3 on behalf of the Holders.
(ii)    Each Designating Stockholder shall have the right to designate one Designated Committee Member to the Offering Committee so long as such Designating Stockholder beneficially owns at least 5.0% of the outstanding Common Stock. So long as a Designating Stockholder has the right to designate a Designated Committee Member to the Offering Committee, such Designating Stockholder may remove and/or replace such individual serving as its Designated Committee Member. Upon any Designating Stockholder’s beneficial ownership of Common Stock falling below 5.0% of the outstanding Common Stock, such stockholder’s Designated Committee Member shall be removed from the Offering Committee, and such stockholder shall no longer be a Designating Stockholder for purposes of this Section 3.
(iii)    Any proposed action of the Offering Committee hereunder may only be taken with the approval of a majority of the total number of Designated Committee Members then serving on the Offering Committee; provided, however, in the event that any such proposed action receives the approval of a number of Designated Committee Members equal to the number of Designated Committee Members that do not approve (or abstain from voting on) such proposed action, such action shall be deemed to be approved by the Offering Committee if Designated Committee Members representing Designating Stockholders that beneficially own a majority of the Common Stock then beneficially owned by all of the Designating Stockholders approve such proposed action.
(iv)    Upon the written request of the Offering Committee, the Company shall pursue, and shall use its reasonable best efforts to consummate an IPO. In connection with such IPO, the following shall require the consent of the Offering Committee:
(A)    the selection of a lead underwriter or underwriters for the IPO and the members of the underwriting syndicate;
(B)    the structure of the IPO, including without limitation, the primary and secondary components of the offering (or alternatively, any direct listing);
(C)    the terms and conditions of all material transaction documentation to be executed in connection with the IPO, including without limitation, the underwriting agreement;
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(D)    the selection of the stock exchange on which the securities offered in the IPO will be traded;
(E)    matters related to valuation of the Company (or IPO entity);
(F)    any “go / no-go” decision with respect to the launch of the IPO; and
(G)    the price at which the securities in the IPO are to be sold.
(b)    Inclusion of Shares in Secondary Component. In the event that an IPO initiated by the Offering Committee pursuant to Section 3(a) provides for the offer and sale of shares of Common Stock of any Holder in a secondary component of the IPO, each Holder party to this Agreement that together with its Affiliates in the aggregate beneficially owns at least three percent (3%) of the outstanding Common Stock as of the date of this Agreement shall be entitled to participate in such secondary component on a pro rata basis.
(c)    Company Obligations. In connection with its obligations under this Section 3, and subject to Section 3(a), the Company shall, without limitation:
(i)    promptly prepare and file with the SEC the registration statement to be used in connection with the IPO (and any prospectus to be contained therein) and any such amendments and supplements thereto;
(ii)    furnish to the Offering Committee as far in advance as reasonably practicable before its filing, copies of the registration statement to be filed in connection with the IPO and any prospectus contained therein (and any amendments or supplements thereto or exhibits contained therein); and
(iii)    enter into customary agreements and take such other actions as is reasonably requested by the Offering Committee or the IPO underwriters in order to expedite or facilitate the IPO.
(d)    Expenses. All Registration Expenses incurred in connection with the IPO will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to IPO Securities sold for the account of any Holder will be borne by such Holder. “Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Section 3, including: (a) all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel); (b) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the IPO Securities); (c) all printing, messenger and delivery expenses; (d) all fees and expenses incurred in connection with the listing of the IPO Securities on any securities exchange or FINRA and all rating agency fees; (e) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits
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and/or comfort letters required by or incident to such performance and compliance (including, without limitation, any such audits and comfort letters relating to financial statements pursuant to Rule 3-05 of Regulation S-X and Article 11 thereunder); (f) any fees and disbursements of underwriters customarily paid by the issuers or sellers of IPO Securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the registration of the IPO Securities, but excluding underwriting discounts and commissions and transfer taxes, if any; (g) the reasonable fees and out-of-pocket expenses of not more than one law firm (as selected by the Offering Committee) incurred by all the Holders in connection with the IPO; (h) the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the IPO; and (i) any other fees and disbursements customarily paid by the issuers of IPO securities.
(e)    Indemnification.
(i)    Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of IPO Securities held by Holders, the Company will indemnify and hold harmless such Holders, their officers, directors and Affiliates, and each underwriter of such IPO securities and each other Person, if any, who Controls any such Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which such Holder or such underwriter or controlling Person may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse such Persons, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which such IPO Securities are offered and relating to action taken or action or inaction required of the Company in connection with such offering, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such IPO Securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse each such Holder and each such underwriter and each such controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any such Holder or underwriters or controlling Persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based
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upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Holder or such underwriter specifically for use in the preparation thereof.
(ii)    Indemnification by Holders. Each Holder, severally and not jointly, and only if such Holder included its IPO Securities in the IPO registration statement, will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3(e)(i) hereof) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any Person who Controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Holder specifically regarding such Holder for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to compliance by such Holder with applicable laws in effecting the sale or other disposition of its IPO Securities covered by such registration statement.
4.    Drag-along Rights and Tag-along Rights.
(a)    Drag-along Rights.
(i)    If at any time a Holder or group of Holders who individually or collectively hold 50% or more of the outstanding Common Stock (such Holder or group of Holders, a “Dragging Stockholder”), receives a bona fide offer from a third-party purchaser to consummate, in one transaction, or a series of related transactions, the sale of the Company or all or substantially all of its assets (a “Drag-along Sale”), the Dragging Stockholder shall have the right to require that each other Holder (each, a “Drag-along Stockholder”) participate in such transfer in the manner set forth in this Section 4(a); provided, notwithstanding anything to the contrary in this Agreement, each Drag-along Stockholder shall vote in favor of the transaction, agrees to not exercise any dissenters, appraisal or other similar rights in connection with such transaction.
(ii)    The Dragging Stockholder shall exercise its rights pursuant to this Section 4(a) by delivering a written notice (the “Drag-along Notice”) to the Company no later than 20 days prior to the closing date of such Drag-along Sale. The Company will promptly deliver a copy of the Drag-along Notice to each Drag-along Stockholder. The Drag-along Notice shall make reference to the Dragging Stockholder’s rights and obligations hereunder and shall describe in reasonable detail: (a) the number of shares of Common Stock to be sold by the Dragging Stockholder, if the Drag-along Sale is structured as a transfer of Common Stock; (b) the identity of the third-party purchaser; (c) the proposed date, time and location of the closing of the Drag- along Sale; (d) the per share purchase price and the other material terms and conditions of the transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and (e) a copy of any form of agreement proposed to be executed in connection therewith to the extent available.
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(iii)    The consideration to be received by a Drag-along Stockholder shall be the same form and amount of consideration per share of Common Stock to be received by the Dragging Stockholder (or, if the Dragging Stockholder is given an option as to the form and amount of consideration to be received, the same option shall be given) and the terms and conditions of such transfer shall, except as otherwise provided in the immediately succeeding sentence, be the same as those upon which the Dragging Stockholder transfers its Common Stock. Any (a) representations and warranties to be made or provided by a Drag-along Stockholder in connection with such Drag-along Sale shall be limited to representations and warranties related to such Drag-along Stockholder’s authority, ownership and the ability to convey title to its Common Stock, and with respect thereto, shall be the same representations and warranties that the Dragging Stockholder make or provide with respect to their Common Stock, (b) Drag-along Stockholder will not be required to agree to any non-competition or similar restrictions in connection with such Drag-along Sale, and (c) covenants, indemnities and agreements made by the Drag-along Stockholders shall be the same covenants, indemnities and agreements as the Dragging Stockholder makes or provides in connection with the Drag-along Sale, except that with respect to covenants, indemnities and agreements pertaining specifically to the Dragging Stockholder, the Drag-along Stockholder shall make the comparable covenants, indemnities and agreements pertaining specifically to itself; provided, that any indemnification obligation relating to the Company shall be pro rata based on the consideration received by the Dragging Stockholder and each Drag-along Stockholder, in each case in an amount not to exceed the aggregate proceeds received by the Dragging Stockholder and each such Drag-along Stockholder in connection with the Drag-along Sale.
(iv)    The fees and expenses of the Dragging Stockholder incurred in connection with a Drag-along Sale and for the benefit of all Holders as determined in good faith by the Board, to the extent not paid or reimbursed by the Company or the third-party purchaser, shall be shared by all the Holders on a pro rata basis, based on the aggregate consideration received by each Holder; provided, that no Holder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Drag-along Sale.
(v)    Each Holder shall take all actions as may be reasonably necessary to consummate the Drag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Dragging Stockholder.
(vi)    The Dragging Stockholder shall have 120 days following the date of the Drag-along Notice in which to consummate the Drag-along Sale, on the terms set forth in the Drag- along Notice (which such 120-day period may be extended for a reasonable time not to exceed 240 days to the extent reasonably necessary to obtain any governmental or regulatory approvals). If at the end of such period, the Dragging Stockholder has not completed the Drag-along Sale, the Dragging Stockholder may not then effect a transaction subject to this Section 4(a) without again fully complying with the provisions of this Section 4(a).
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(b)    Tag-along Rights.
(i)    If at any time a Holder or group of Holders proposes to transfer more than 40% of the outstanding Common Stock (such Holder or group of Holders, the “Selling Stockholder”), in one or a series of related transactions, to a third party purchaser (the “Proposed Transferee”) and the Selling Stockholder cannot or has not elected to exercise its drag-along rights set forth in Section 4(a), each other Holder (each, a “Tag-along Stockholder”) shall be permitted to participate in such transfer (a “Tag-along Sale”) on the terms and conditions set forth in this Section 4(b).
(ii)    Prior to the consummation of any such transfer of Common Stock described in Section 4(b)(i), the Selling Stockholder shall deliver to the Company and each other Holder a written notice (a “Sale Notice”) of the proposed Tag-along Sale subject to this Section 4(b) no later than 10 days prior to the closing date of the Tag-along Sale. The Sale Notice shall make reference to the Tag-along Stockholders’ rights hereunder and shall describe in reasonable detail: (a) the aggregate number of shares of Common Stock the Proposed transferee has offered to purchase; (b) the identity of the Proposed Transferee; (c) the proposed date, time and location of the closing of the Tag-along Sale; (e) the per share purchase price and the other material terms and conditions of the transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and (f) a copy of any form of agreement proposed to be executed in connection therewith.
(iii)    Each Tag-along Stockholder may exercise its right to participate in a transfer of Common Stock by the Selling Stockholder subject to this Section 4(b) by delivering to the Selling Stockholder a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of shares of Common Stock to be transferred by it no later than five days after receipt of the Sale Notice (the “Tag-along Period”). The offer of each Tag-along Stockholder set forth in a Tag-along Notice shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Stockholder shall be bound and obligated to transfer in the proposed transfer on the terms and conditions set forth in this Section 4(b). Each Tag-along Stockholder that timely delivers a Tag-along Notice (a “Tag-along Seller”) shall have the right to transfer in a transfer subject to this Section 4(b) up to the number of shares of Common Stock equal to the product of (x) the aggregate number of shares of Common Stock owned by the Tag-along Seller and (y) a fraction (A) the numerator of which is equal to the number of shares of Common Stock proposed to be sold by the Selling Stockholder in the Tag-along Sale, and (B) the denominator of which is equal to the number of shares of Common Stock owned by the Selling Stockholder.
(iv)    Each Tag-along Stockholder who does not deliver a Tag-along Notice in compliance with Section 4(b)(iii) above shall be deemed to have waived all of such Tag-along Stockholder’s rights to participate in such transfer, and the Selling Stockholder shall (subject to the rights of any Tag-along Seller) thereafter be free to transfer to the Proposed Transferee its shares of Common Stock at a per share price that is no greater than the per share price set forth in the Sale Notice and on other same terms and conditions which are not materially more favorable to the Selling Stockholder than those set forth in the Sale Notice without any further obligation to the non-accepting Tag-along Stockholders.
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(v)    Each Tag-along Seller shall receive the same consideration per share as the Selling Stockholder after deduction of such Tag-along Seller’s proportionate share of the related expenses in accordance with Section 4(b)(vii) below.
(vi)    Each Tag-along Seller shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Stockholder makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Stockholder, the Tag- along Seller shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Stockholder and each Tag-along Seller severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties shall be pro rata based on the consideration received by the Selling Stockholder and each Tag-along Seller, in each case in an amount not to exceed the aggregate proceeds received by the Selling Stockholder and each such Tag-along Seller in connection with any Tag-along Sale.
(vii)    The fees and expenses of the Selling Stockholder incurred in connection with a Tag-along Sale and for the benefit of all Holders as determined in good faith by the Board (it being understood that costs incurred by or on behalf of the Selling Stockholder for its sole benefit will not be considered to be for the benefit of all Holders), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Holders participating in the Tag-along Sale on a pro rata basis, based on the aggregate consideration received by each such Holder; provided, that no Holder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Tag-along Sale.
(viii)    Each Tag-along Seller shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Selling Stockholder.
(ix)    The Selling Stockholder shall have 120 days following the expiration of the Tag-along Period in which to transfer the shares of Common Stock described in the Sale Notice and the shares to be sold by the Tag-along Sellers, on the terms set forth in the Sale Notice (which such 120-day period may be extended for a reasonable time to the extent reasonably necessary to obtain any governmental or regulatory approvals). If at the end of such 120-day period, the Selling Stockholder has not completed such transfer, the Selling Stockholder may not then effect a transfer of Common Stock subject to this Section 4(b) without again fully complying with the provisions of this Section 4(b).
(x)    If the Selling Stockholder transfers to the Proposed Transferee any of its shares of Common Stock in breach of this Section 4(b), then each Tag-along Stockholder shall have the right to transfer to the Selling Stockholder, and the Selling Stockholder undertakes to purchase from each Tag-along Stockholder, the number of shares of Common Stock that such Tag- along Stockholder would have had the right to transfer to the Proposed Transferee pursuant to this Section 4(b), for a per share amount and form of consideration and upon the terms and
13

conditions on which the Proposed Transferee bought such Common Stock from the Selling Stockholder, but without indemnity being granted by any Tag-along Stockholder to the Selling Stockholder; provided, that, nothing contained in this Section 4(b) shall preclude any Holder from seeking alternative remedies against such Selling Stockholder as a result of its breach of this Section 4(b).
5.    Miscellaneous.
(a)    Termination. This Agreement shall terminate automatically upon the effectiveness of a registration statement filed with the Commission in connection with an underwritten public offering of Common Stock by the Company. This Agreement may also be terminated upon the written consent of the Company and the Holders that beneficially own at least two-thirds of all of the outstanding shares of Common Stock; provided that, this Agreement may not be terminated with respect to any Holder without such Holder’s consent if such termination would adversely affect such Holder. This Agreement will terminate as to any Holder at such time as such Holder no longer owns any shares of Common Stock.
(b)    Remedies. In the event of a breach by the Company or a Holder of any of its obligations under this Agreement, the Company or the Holder, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond. No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)    Amendment; Modification; Waivers. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and Holders of a majority of the outstanding shares of the Common Stock, provided that no amendment may adversely affect a Holder relative to other Holders without such Holder’s consent; provided, further, that amendments to Section 3(a)(ii) and 3(a)(iii) shall only require the consent of the Designating Stockholders at such time. Any amendment or waiver must specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s).
(d)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) upon delivery, if served by personal delivery upon the Person for whom it is intended, (ii) on the fifth Business Day after the date mailed if delivered by registered or certified mail, return receipt requested, postage prepaid, (iii) on the following Business Day if delivered by a nationally-recognized, overnight, air courier or (iv) when delivered or, if sent after the Close of Business, on the following Business Day if sent by email with electronic
14

confirmation, in each case, so long as such notice is addressed to the intended recipient thereof at the address and as provided on such recipient’s signature page hereto, or pursuant to such other instructions as may be designated in writing by the party to receive such notice. At the request of the Company, each Holder will confirm in writing to the Company, (A) the number of shares of Common Stock beneficially owned by such Holder (including evidence of such holding), (B) the contact information for such Holder and (C) such other information as the Company may reasonably request in order to confirm the authorization of individuals acting on behalf of such Holder.
(e)    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to principles of conflicts of laws. Each of the Company and each Holder agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement, exclusively in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware) (together with the appellate courts thereof, the “Chosen Courts”), and solely in connection with claims arising under this Agreement (i)    irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or as not having jurisdiction over either the Company or the Holder, (iv) agrees, to the fullest extent permitted by law, that service of process in any such action or proceeding shall be effective if notice is given in accordance with Section 5(d), although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law and (v) agrees not to seek a transfer of venue on the basis that another forum is more convenient. Notwithstanding anything herein to the contrary, (A) nothing in this Section 5(e) shall prohibit any party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (B) each of the Company and each Holder agrees that any judgment issued by a Chosen Court may be recognized, recorded, registered or enforced in any jurisdiction in the world and waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment in any such jurisdiction.
(f)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, permitted assigns and Approved Transferees. The Company shall cause any successor or assign (whether by merger, consolidation, statutory conversion, sale of assets or otherwise) to assume the obligations of the Company under this Agreement or enter into a new agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.
(g)    Waiver of Trial by Jury. EACH OF THE COMPANY AND EACH HOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A
15

TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE COMPANY AND EACH HOLDER CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(h)    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.
(i)    Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
(j)    Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.
(k)    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each Holder covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees,
16

agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the Company, the Holders or any of their permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 5(k) shall relieve or otherwise limit the liability of the Company or any Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.
(l)    Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Company and the Holders and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.
(m)    Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Common Stock, (ii) any and all securities into which shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, statutory conversion, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.
(n)    Headings; Section References. All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.
(o)    Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or by electronic delivery in Adobe Portable Document Format will be effective as delivery of a manually executed counterpart of this Agreement.
[Signature Pages Follow.]
17

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY

TALEN ENERGY CORPORATION

By:	/s/ Andrew M. Wright
Name: Andrew M. Wright
Title: General Counsel and Secretary

Address: 1780 Hughes Landing Blvd., Suite 800,
The Woodlands Texas 77380
Attention: Andrew M. Wright

E-mail address:

HOLDER

ACR STRATEGIC CREDIT LP

By:	/s/ Mark Unferth
Name: Mark Unferth
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

ACR Strategic Credit LP
c/o ACR Alpine Capital Research, LLC
190 Carondelet Plaza, Suite 1300
St. Louis, MO 63105

E-mail:

HOLDER

AFRIMPONIK

/s/ Afrim Ponik
Afrim Ponik

Notice information pursuant to Section 5(d):

Address:

1739 N Cleveland Ave
Chicago, IL 60614

E-mail:

HOLDER

BARCLAYS CAPITAL INC

By:	/s/ John Parsons
Name: John Parsons
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Barclays Capital Inc.
745 - 7th Avenue
New York, NY 10019

E-mail:

BARCLAYS BANK PLC

By:	/s/ John Parsons
Name: John Parsons
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Barclays Capital Inc.
745 - 7th Avenue
New York, NY 10019

E-mail:

HOLDER

BOOTHBAY ABSOLUTE RETURN STRATEGIES, LP

By: Boothbay Fund Management, LLC, its investment manager

By:	/s/ Daniel Bloom
Name: Daniel Bloom
Title: CFO & CCO

Notice information pursuant to Section 5(d):

Address:

Boothbay Absolute Return Strategies, LP
c/o Boothbay Fund Management, LLC
140 East 45th Street, 14th Floor
New York, NY 10017

E-mail:

BOOTHBAY DIVERSIFIED ALPHA MASTER FUND LP

By: Boothbay Fund Management, LLC, its investment manager

By:	/s/ Daniel Bloom
Name: Daniel Bloom
Title: CFO & CCO

Notice information pursuant to Section 5(d):

Address:

Boothbay Diversified Alpha Master Fund LP
c/o Boothbay Fund Management, LLC
140 East 45th Street, 14th Floor
New York, NY 10017

E-mail:

HOLDER

AMERICAN FUNDS INSURANCE SERIES - AMERICAN HIGH-INCOME TRUST

Capital Research and Management Company, for and on behalf of the above Holder

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

American Funds Insurance Series - American High-Income Trust
c/o Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

E-mail:

AMERICAN FUNDS INSURANCE SERIES - CAPITAL WORLD BOND FUND

Capital Research and Management Company, for and on behalf of the above Holder

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

American Funds Insurance Series - Capital World Bond Fund

c/o Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

E-mail:

AMERICAN FUNDS MULTI-SECTOR INCOME FUND

Capital Research and Management Company, for and on behalf of the above Holder

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

American Funds Multi-Sector Income Fund
c/o Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

E-mail:

AMERICAN HIGH-INCOME TRUST

Capital Research and Management Company, for and on behalf of the above Holder

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

American High-Income Trust
c/o Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

E-mail:

CAPITAL WORLD BOND FUND

Capital Research and Management Company, for and on behalf of the above Holder

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Capital Word Bond Fund
c/o Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

E-mail:

THE INCOME FUND OF AMERICA

Capital Research and Management Company, for and on behalf of the above Holder

By:	/s/ Kristine Nishiyama
Name: Kristine Nishiyama
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

The Income Fund of America
c/o Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071

E-mail:

HOLDER

CARRONADE CAPITAL MASTER, LP

By: Carronade Capital GP LLC, its general partner

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

Carronade Capital Master, LP
c/o Carronade Capital Management, LP
17 Old Kings Highway South, Suite 140
Darien, CT 06820

E-mail:

HOLDER

CASTLEKNIGHT SPV I, LLC

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

CastleKnight SPV I, LLC
c/o CastleKnight Management LP
810 Seventh Avenue, Suite 803
New York, NY 10019

E-mail:

HOLDER

CITADEL CREDIT MASTER FUND LLC
By its Manager, Citadel Advisors LLC

By:	/s/ Christopher L. Ramsay
Name: Christopher L. Ramsay
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Citadel Credit Master Fund LLC
c/o Citadel Enterprise Americas LLC
Southeast Financial Center
200 S. Biscayne Blvd., Suite 3300
Miami, FL 33131

E-mail:

HOLDER

CITIGROUP GLOBAL MARKETS INC AS NOMINEE FOR CITIGROUP FINANCIAL PRODUCTS INC

By:	/s/ David Quinn
Name: David Quinn
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Citigroup Financial Products Inc.
388 Greenwich Street
New York, NY 10013

E-mail:

HOLDER

CLEARLINE CAPITAL PARTNERS LP

By:	/s/ Marc Majzner
Name: Marc Majzner
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

Clearline Capital Partners LP
c/o Clearline Capital LP
950 Third Avenue, 23rd Floor
New York, NY 10022

E-mail:

CLEARLINE CAPITAL PARTNERS MASTER FUND LP

By:	/s/ Marc Majzner
Name: Marc Majzner
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

Clearline Capital Partners Master Fund LP
c/o Clearline Capital LP
950 Third Avenue, 23rd Floor
New York, NY 10022

E-mail:

HOLDER

CORBIN ERISA OPPORTUNITY FUND, LTD.
By: Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

Notice information pursuant to Section 5(d):

Address:

Corbin ERISA Opportunity Fund, Ltd.
c/o Corbin Capital Partners, L.P.
590 Madison Avenue, 31st Floor
New York, NY 10022

E-mail:

CORBIN OPPORTUNITY FUND, L.P.
By: Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

Notice information pursuant to Section 5(d):

Address:

Corbin ERISA Opportunity Fund, Ltd.
c/o Corbin Capital Partners, L.P.
590 Madison Avenue, 31st Floor
New York, NY 10022

E-mail:

HOLDER

CQS (UK) LLP AS AGENT FOR BIWA FUND LIMITED

By:	/s/ Atholl Wilton
Name: Atholl Wilton
Title: Authorised Signatory

Notice information pursuant to Section 5(d):

Address:

Biwa Fund Limited
c/o CQS (UK) LLP
4th Floor, One Strand
London WC2N 5HR, UK

E-mail:

CQS (UK) LLP AS AGENT CQS ACS FUND, a sub-fund of CQS Global Funds ICAV

By:	/s/ Atholl Wilton
Name: Atholl Wilton
Title: Authorised Signatory

Notice information pursuant to Section 5(d):

Address:

CQS ACS Fund
c/o CQS (UK) LLP
4th Floor, One Strand
London WC2N 5HR, UK

E-mail:

CQS (UK) LLP AS AGENT CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED

By:	/s/ Atholl Wilton
Name: Atholl Wilton
Title: Authorised Signatory

Notice information pursuant to Section 5(d):

Address:

CQS Directional Opportunities Master Fund Limited
c/o CQS (UK) LLP
4th Floor, One Strand
London WC2N 5HR, UK

E-mail:

HOLDER

CROSS OCEAN GLOBAL SIF (A) L.P.

By:	/s/ Matthew Rymer
Name: Matthew Rymer
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Cross Ocean Global SIF (A) L.P.
c/o Cross Ocean Partners Management LP
60 Arch Street, 3rd Floor
Greenwich, CT 06830

E-mail:

CROSS OCEAN GLOBAL SIF (H) S.A.R.L.

By:	/s/ Claude Crauser
Name: Claude Crauser
Title: Authorized Signatory

By:	/s/ Naim Gjonaj
Name: Naim Gjonaj
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Cross Ocean Global SIF (H) S.a.r.l.
c/o Cross Ocean Partners Management LP
60 Arch Street, 3rd Floor
Greenwich, CT 06830

E-mail:

CROSS OCEAN GSS MASTER FUND LP

By:	/s/ Matthew Rymer
Name: Matthew Rymer
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Cross Ocean GSS Master Fund LP
c/o Cross Ocean Partners Management LP
60 Arch Street, 3rd Floor
Greenwich, CT 06830

E-mail:

CROSS OCEAN SIF ESS (K) S.A.R.L

By:	/s/ Claude Crauser
Name: Claude Crauser
Title: Authorized Signatory

By:	/s/ Naim Gjonaj
Name: Naim Gjonaj
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Cross Ocean SIF ESS (K) S.a.r.l.
c/o Cross Ocean Partners Management LP
60 Arch Street, 3rd Floor
Greenwich, CT 06830

E-mail:

HOLDER

CSS, LLC

By:	/s/ John R. Gordon
Name: John R. Gordon
Title: Partner & Chief Financial Officer

Notice information pursuant to Section 5(d):

Address:

CSS, LLC
175 W. Jackson Blvd., Suite 440
Chicago, IL 60604

E-mail:

HOLDER

CF TLNE 2023 LP

By: CF TLNE 2023 GP LLC, its general partner

By:	/s/ Leigh M. Grimner
Name: Leigh M. Grimner
Title: Deputy Chief Financial Officer

Notice information pursuant to Section 5(d):

Address:

CF TLNE 2023 LP
c/o FIG LLC
1345 Avenue of the America, 46th Floor
New York, NY 10105

E-mail:

CF TLNE LP

By: CF TLNE GP LLC, its general partner

By:	/s/ Leigh M. Grimner
Name: Leigh M. Grimner
Title: Deputy Chief Financial Officer

Notice information pursuant to Section 5(d):

Address:

CF TLNE LP

c/o FIG LLC
1345 Avenue of the America, 46th Floor
New York, NY 10105

E-mail:

HOLDER

FOURSIXTHREE MASTER FUND, LP

By:	/s/ William Kelly
Name: William Kelly
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

FourSixThree Master Fund, LP
c/o FourSixThree Capital LP
520 Madison Avenue, Floor 19
New York, NY 10022

E-mail:

HOLDER

CADENCE HILL OPPORTUNITY FUND, LP

By:	/s/ Matthew P. Lamberti
Name: Matthew P Lamberti
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

Cadence Hill Opportunity Fund, LP
c/o FourWorld Capital Management LLC
7 World Trade Center, Floor 46
New York, NY 10007

E-mail: mlamberti@cadencehillcapital.com

FOURWORLD EVENT OPPORTUNITIES, LP

By:	/s/ John Addis
Name: John Addis
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

FourWorld Event Opportunities, LP
c/o FourWorld Capital Management LLC
7 World Trade Center, Floor 46
New York, NY 10007

E-mail:

FOURWORLD GLOBAL OPPORTUNITIES FUND, LTD.

By:	/s/ John Addis
Name: John Addis
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

FourWorld Global Opportunities Fund, Ltd.
c/o FourWorld Capital Management LLC
7 World Trade Center, Floor 46
New York, NY 10007

E-mail:

FOURWORLD SPECIAL OPPORTUNITIES FUND, LTD.

By:	/s/ John Addis
Name: John Addis
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

FourWorld Special Opportunities Fund, Ltd.

c/o FourWorld Capital Management LLC
7 World Trade Center, Floor 46
New York, NY 10007

E-mail:

FW DEEP VALUE OPPORTUNITIES FUND I, LLC

By:	/s/ John Addis
Name: John Addis
Title: Managing Member

Notice information pursuant to Section 5(d):

Address:

FW Deep Value Opportunities Fund I, LLC

c/o FourWorld Capital Management LLC
7 World Trade Center, Floor 46
New York, NY 10007

E-mail:

HOLDERS

FRANKLIN HIGH INCOME TRUST - FRANKLIN HIGH INCOME FUND

FRANKLIN LIMITED DURATION INCOME TRUST

FRANKLIN TEMPLETON ETF TRUST - FRANKLIN HIGH YIELD CORPORATE ETF

FRANKLIN TEMPLETON INVESTMENT FUNDS - FRANKLIN HIGH YIELD FUND

SHARED RISK PLAN FOR CUPE EMPLOYEES OF NEW BRUNSWICK HOSPITALS

FRANKLIN UNIVERSAL TRUST

BY: FRANKLIN ADVISERS, INC., AS INVESTMENT MANAGER

By:	/s/ Glenn Voyles
Name: Glenn Voyles
Title: SVP

Notice information pursuant to Section 5(d):

Address:

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403
E-mail:

HOLDER

HUDSON BAY MASTER FUND LTD

By:	/s/ Sander Gerber
Name: Sander Gerber
Title: Director

Notice information pursuant to Section 5(d):

Address:

Hudson Bay Master Fund Ltd
c/o Hudson Bay Capital Management LP
28 Havemeyer Place, 2nd Floor
Greenwich, CT 06830

E-mail:

HOLDER

HB FUND LLC

By:	/s/ Sander Gerber
Name: Sander Gerber
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

HB Fund LLC
c/o Hudson Bay Capital Management LP
28 Havemeyer Place, 2nd Floor
Greenwich, CT 06830

E-mail:

HOLDER

JEFFERIES LLC

By:	/s/ William P. McLoughlin
Name: William P. McLoughlin
Title: Senior Vice President

Notice information pursuant to Section 5(d):

Address:

Jefferies LLC
520 Madison Avenue, 16th Floor
New York, NY 10022
Attn.: General Counsel

E-mail:

HOLDER

LIVELLO CAPITAL SPECIAL OPPORTUNITIES MASTER FUND LP

By:	/s/ Joseph Salegna
Name: Joseph Salegna
Title: Chief Financial Officer

Notice information pursuant to Section 5(d):

Address:

Livello Capital Special Opportunities Master Fund LP
c/o Livello Capital Management LP
1 World Trade Center, 85th Floor
New York, NY 10007

E-mail:

ALPHAMINER MASTER FUND LIMITED

By:	/s/ Joseph Salegna
Name: Joseph Salegna
Title: Chief Financial Officer

Notice information pursuant to Section 5(d):

Address:

Alphaminer Master Fund Limited
c/o Livello Capital Management LP
1 World Trade Center, 85th Floor
New York, NY 10007

E-mail:

HOLDER

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

LORD ABBETT GLOBAL FUNDS I PLC - LORD ABBETT GLOBAL HIGH YIELD FUND

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

LORD ABBETT GLOBAL FUNDS I PLC - LORD ABBETT HIGH YIELD FUND

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

LORD ABBETT INVESTMENT TRUST - LORD ABBETT HIGH YIELD FUND

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

LORD ABBETT SERIES FUND, INC. - BOND-DEBENTURE PORTFOLIO

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

LORD ABBETT SPECIAL SITUATIONS INCOME FUND

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

LORD ABBETT TRUST I - LORD ABBETT SHORT DURATION HIGH YIELD FUND

By:	/s/ Lawrence Stoller
Name: Lawrence Stoller
Title: Partner & General Counsel

Notice information pursuant to Section 5(d):

Address:

c/o Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

E-mail:

HOLDER

MARATHON BLUE GRASS CREDIT FUND LP

By:	/s/ Louis T. Hanover
Name: Louis T. Hanover
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Marathon Blue Grass Credit Fund LP
c/o Marathon Asset Management, L.P.
One Bryant Park, 38th Floor
New York, NY 10036

MARATHON CENTRE STREET PARTNERSHIP, L.P.

By:	/s/ Louis T. Hanover
Name: Louis T. Hanover
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Marathon Blue Grass Credit Fund LP
c/o Marathon Asset Management, L.P.
One Bryant Park, 38th Floor
New York, NY 10036

HOLDER

MARINER ATLANTIC MULTI-STRATEGY MASTER FUND, LTD.

By: Mariner Investment Group, LLC as Investment Manager

By:	/s/ John C. Kelty
Name: John C. Kelty
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Mariner Atlantic Multi-Strategy Master Fund, Ltd.
c/o Mariner Investment Group, LLC
500 Mamaroneck Avenue, Suite 405
Harrison, NY 10528

HOLDER

MONARCH CAPITAL MASTER PARTNERS V LP

By: Monarch Alternative Capital LP, as investment adviser

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

Notice information pursuant to Section 5(d):

Address:

Monarch Capital Master Partners V LP
c/o Monarch Alternative Capital LP
535 Madison Avenue
New York, NY 10022

MONARCH CAPITAL MASTER PARTNERS VI LP

By: Monarch Alternative Capital LP, as investment adviser

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

Notice information pursuant to Section 5(d):

Address:

Monarch Capital Master Partners VI LP
c/o Monarch Alternative Capital LP
535 Madison Avenue
New York, NY 10022

MONARCH CUSTOMIZED OPPORTUNISTIC FUND - SERIES 1 LP

By: Monarch Alternative Capital LP, as investment adviser

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

Notice information pursuant to Section 5(d):

Address:

Monarch Customized Opportunistic Fund - Series 1 LP
c/o Monarch Alternative Capital LP
535 Madison Avenue
New York, NY 10022

MONARCH DEBT RECOVERY MASTER FUND LTD

By: Monarch Alternative Capital LP, as investment adviser

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

Notice information pursuant to Section 5(d):

Address:

Monarch Debt Recovery Master Fund Ltd
c/o Monarch Alternative Capital LP
535 Madison Avenue
New York, NY 10022

MONARCH V SELECT OPPORTUNITIES MASTER FUND LP

By: Monarch Alternative Capital LP, as investment adviser

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Chief Executive Officer

Notice information pursuant to Section 5(d):

Address:

Monarch V Select Opportunities Master Fund LP
c/o Monarch Alternative Capital LP
535 Madison Avenue
New York, NY 10022

HOLDER

MORGAN STANLEY & CO LLC

By:	/s/ Brian McGowan
Name: Brian McGowan
Title: Managing Director

Notice information pursuant to Section 5(d):

Address:

Morgan Stanley & Co LLC
Attn: Brian McGowan
1585 Broadway, 3rd Floor
New York, NY 10036

HOLDER

BPY LIMITED

By:	/s/ Joshua Fenttiman
Name: Joshua Fenttiman
Title: Associate Murchinson on Behalf of BPY Limited

Notice information pursuant to Section 5(d):

Address:

BPY Limited
c/o Murchison Ltd.
145 Adelaide St. West, Suite 400
Toronto, Ontario, Canada M5H 4E5

NOMIS BAY LTD.

By:	/s/ Joshua Fenttiman
Name: Joshua Fenttiman
Title: Associate Murchinson on Behalf of NOMIS Bay Ltd

Notice information pursuant to Section 5(d):

Address:

NOMIS Bay Ltd.
c/o Murchison Ltd.
145 Adelaide St. West, Suite 400
Toronto, Ontario, Canada M5H 4E5

NOMIS BAY LTD; BPY LIMITED

By:	/s/ Joshua Fenttiman
Name: Joshua Fenttiman
Title: Associate Murchinson on Behalf of Nomis Bay Ltd and BPY Limited

Notice information pursuant to Section 5(d):

Address:

NOMIS Bay Ltd; BPY Limited
c/o Murchison Ltd.
145 Adelaide St. West, Suite 400
Toronto, Ontario, Canada M5H 4E5

HOLDER

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen All-American Municipal Bond Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen AMT-Free Municipal Credit Income Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN AMT-FREE MUNICIPAL VALUE FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen AMT-Free Municipal Value Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen All-American Municipal Bond Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN DYNAMIC MUNICIPAL OPPPORTUNTIES FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen Dynamic Municipal Opportunities Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN ENHANCED HIGH YIELD MUNICIPAL BOND FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen Enhanced High Yield Municipal Bond Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen High Yield Municipal Bond Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN HIGH YIELD MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen High Yield Municipal Opportunities Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen Municipal Credit Opportunities Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN SHORT-DURATION HIGH YIELD MUNICIPAL BOND FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen Short-Duration High Yield Municipal Bond Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

NUVEEN STRATEGIC MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stuart J. Cohen
Name: Stuart J. Cohen
Title: Managing Director and Head of Legal for Nuveen Asset Management, as investment advisor

Notice information pursuant to Section 5(d):

Address:

Nuveen Strategic Municipal Opportunities Fund
c/o Nuveen Asset Management, LLC
333 W. Wacker Drive
Chicago, IL 60606

HOLDER

BLACKWELL PARTNERS LLC - SERIES A BY PHILOSOPHY CAPITAL MANAGEMENT LLC ITS INVESTMENT ADVISER

By:	/s/ Yedi Wong
Name: Yedi Wong
Title: CFO

Notice information pursuant to Section 5(d):

Address:

Blackwell Partners LLC - Series A
c/o Philosophy Capital Management LLC
3201 Danville Blvd., Suite 100
Alamo, CA 94507

CASSINI PARTNERS, LP
BY PHILOSOPHY CAPITAL MANAGEMENT LLC ITS INVESTMENT ADVISER

By:	/s/ Yedi Wong
Name: Yedi Wong
Title: CFO

Notice information pursuant to Section 5(d):

Address:

Cassini Partners, LP
c/o Philosophy Capital Management LLC
3201 Danville Blvd., Suite 100
Alamo, CA 94507

PHILOSOPHY CAPITAL PARTNERS, LP
BY PHILOSOPHY CAPITAL MANAGEMENT LLC ITS INVESTMENT ADVISER

By:	/s/ Yedi Wong
Name: Yedi Wong
Title: CFO

Notice information pursuant to Section 5(d):

Address:

Philosophy Capital Partners, LP
c/o Philosophy Capital Management LLC
3201 Danville Blvd., Suite 100
Alamo, CA 94507

STAR V PARTNERS LLC
BY PHILOSOPHY CAPITAL MANAGEMENT LLC ITS INVESTMENT ADVISER

By:	/s/ Yedi Wong
Name: Yedi Wong
Title: CFO

Notice information pursuant to Section 5(d):

Address:

Star V Partners LLC
c/o Philosophy Capital Management LLC
3201 Danville Blvd., Suite 100
Alamo, CA 94507

HOLDER

K2 PSAM EVENT MASTER FUND LTD

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

K2 PSAM Event Master Fund Ltd
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

LUMYNA - PSAM CREDIT OPPORTUNITIES FUND

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Lumyna - PSAM Credit Opportunities Fund
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

LUMYNA FUNDS - LUMYNA - PSAM GLOBAL EVENT UCITS FUND

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Lumyna Funds - Lumyna - PSAM Global Event UCITS Fund
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

LUMYNA SPECIALIST FUNDS - EVENT ALTERNATIVE FUND

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Lumyna Specialist Funds - Event Alternative Fund
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

PSAM WORLDARB MASTER FUND LTD

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

PSAM Worldarb Master Fund Ltd
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

THRACIA, LLC

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Thracia, LLC
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

REBOUND PORTFOLIO LTD

By:	/s/ John Vassallo
Name: John Vassallo
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Rebound Portfolio Ltd
c/o P. Schoenfeld Asset Management LP
1350 Avenue of the Americas, 21st Floor
New York, NY 10019

HOLDER

BEMAP MASTER FUND LTD.

By: Rubric Capital Management LP, its Sub-Manager

By:	/s/ Michael Nachmani
Name: Michael Nachmani
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

BEMAP Master Fund Ltd.
c/o Rubric Capital Management LP
155 East 44th Street, Suite 1630
New York, NY 10017

BLACKSTONE CSP-MST FMAP FUND

By: Rubric Capital Management LP, its Sub-Manager

By:	/s/ Michael Nachmani
Name: Michael Nachmani
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Blackstone CSP-MST FMAP Fund
c/o Rubric Capital Management LP
155 East 44th Street, Suite 1630
New York, NY 10017

RUBRIC BSR FUND LLC

By: Rubric Capital Management LP, its Manager

By:	/s/ Michael Nachmani
Name: Michael Nachmani
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Rubric BSR Fund LLC
c/o Rubric Capital Management LP
155 East 44th Street, Suite 1630
New York, NY 10017

RUBRIC CAPITAL MASTER FUND LP

By: Rubric Capital Management LP, its Manager

By:	/s/ Michael Nachmani
Name: Michael Nachmani
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

Rubric Capital Master Fund LP
c/o Rubric Capital Management LP
155 East 44th Street, Suite 1630
New York, NY 10017

HOLDER

SCULPTOR CREDIT OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and COO

Notice information pursuant to Section 5(d):

Address:

Sculptor Credit Opportunities Master Fund, Ltd.
c/o Sculptor Capital LP
9 West 57th Street, 39th Floor
New York, NY 10019

Email:

SCULPTOR MASTER FUND, LTD.

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and COO

Notice information pursuant to Section 5(d):

Address:

Sculptor Master Fund, Ltd.
c/o Sculptor Capital LP
9 West 57th Street, 39th Floor
New York, NY 10019

Email:

SCULPTOR SC II, LP

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and COO

Notice information pursuant to Section 5(d):

Address:

Sculptor SC II, LP c/o Sculptor Capital LP
9 West 57th Street, 39th Floor
New York, NY 10019

Email:

HOLDER

TSS ENTERPRISE LLC

By:	/s/ Sina Toussi
Name: Sina Toussi
Title: Authorized Person

Notice information pursuant to Section 5(d):

Address:

TSS Enterprise LLC
c/o Two Seas Capital LP
32 Elm Place, 3rd Floor
Rye, NY 10580

TWO SEAS GLOBAL (MASTER) FUND LP

By:	/s/ Sina Toussi
Name: Sina Toussi
Title: Managing member of Two Seas Global Fund GP LLC, its general partner

Notice information pursuant to Section 5(d):

Address:

Two Seas Global (Master) Fund LP
c/o Two Seas Capital LP
32 Elm Place, 3rd Floor
Rye, NY 10580

HOLDER

YOST PARTNERS, L.P.

By:	/s/ Jikyle Kuntson
Name: Jikyle Knutson
Title: CFO of Tomcat Management, L.P.,
The General Partner of Yost Partners, L.P.

Notice information pursuant to Section 5(d):

Address:

Yost Partners, L.P.
c/o Yost Capital Management
2800 W. Lancaster Avenue
Fort Worth, TX 76107

YOST SPV I, L.P.

By:	/s/ Jikyle Kuntson
Name: Jikyle Knutson
Title: CFO of Tomcat Management, L.P.,
The General Partner of Yost Partners, L.P.

Notice information pursuant to Section 5(d):

Address:

Yost SPY I, L.P.
c/o Yost Capital Management
2800 W. Lancaster Avenue
Fort Worth, TX 76107

HOLDER

RIVERSTONE V COIN HOLDINGS, L.P.

By: Riverstone Energy Partners V, L.P., its general partner

By: Riverstone Energy GP V, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

Notice information pursuant to Section 5(d):

Address:

c/o Riverstone Holdings LLC
712 Fifth Avenue, 36th Floor
New York, NY 10019
Attention: General Counsel

E-mail:

HOLDER

RAVEN POWER HOLDINGS LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Authorized Signatory

Notice information pursuant to Section 5(d):

Address:

c/o Riverstone Holdings LLC
712 Fifth Avenue, 36th Floor
New York, NY 10019
Attention: General Counsel

E-mail:

HOLDER

C/R ENERGY JADE, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

Notice information pursuant to Section 5(d):

Address:

c/o Riverstone Holdings LLC
712 Fifth Avenue, 36th Floor
New York, NY 10019
Attention: General Counsel

E-mail:

HOLDER

SAPPHIRE POWER HOLDINGS LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

Notice information pursuant to Section 5(d):

Address:

c/o Riverstone Holdings LLC
712 Fifth Avenue, 36th Floor
New York, NY 10019
Attention: General Counsel

E-mail: